U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2009

AMIWORLD, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-52742	20-5928518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

60 E. 42nd Street, Suite 1225

New York, NY 10165

(Address of principal executive offices)

(212) 557-0223

(Issuer’s Telephone Number)

Item 8.01. Other Events

Attached hereto is a press release issued this date.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is included herewith:

Exhibit No.	Description

99.10	Press Release dated August 30, 2008 advising of our results of operations for the six month period ended June 30, 2009.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2009

AMIWORLD, INC. (Registrant)
By: s/Mamoru Saito__________________ Mamoru Saito, Chief Executive Officer

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